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                                  EXHIBIT 10.16

                     OFFICERS' AND DIRECTORS' DEFERRAL PLAN
                    DEFFERRAL AND DISTRIBUTION ELECTION FORM

NAME OF PLAN: Evans National Bank Deferred Compensation Plan for Officers and Directors

Please complete the following accurately and with a BALLPOINT PEN; PRINT CLEARLY. The information you provide should be current as of the date the form is completed. All participants who have fulfilled the eligibility requirements to participate in the plan must complete all sections of the form.

SECTION I. - GENERAL INFORMATION (Please complete and review and correct any information as needed.)

___________________________    __________________________    _______________________    ______________________
Last Name                      First Name                    Middle Initial             Sex (M or F)
___________________________    __________________________    _______________________    ______________________
Social Security Number         Date of Birth                 Employee #                 Date of Hire
                               (mmddyy)                      (If applicable)            (mmddyy)
___________________________    __________________________
Home Phone                     Work Phone
______________________________________________________________________________________________________________
Street Address

______________________________________________________________________________________________________________
Mailing Address

_________________________________________________________    _______________________    ______________________
City                                                         State                      Zip

SECTION II. - DEFERRAL ELECTION (Check Yes & fill in % or check No.)

_____ YES, I want to make a pre-tax deferral contribution to the Plan. I authorize the Bank to deduct the following percentage (no more than 100%) of my compensation from each paycheck and to credit that amount to pre-tax deferral portion of my Account.

      ______ Fee/Salary (if applicable)

      ______ Bonus (if applicable)

      ______ Other

______ NO, I do not wish to contribute to the Plan at this time.

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SECTION III. - DISTRIBUTION ELECTION

I hereby designate a one time election to have any distribution of the balance in my Deferred Compensation Account paid to me in installments as designated below:

      ______ One lump sum;

      ______ Five (5) annual installments and with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferred Compensation Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferred Compensation Account;

      ______ Ten (10) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferred Compensation Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferred Compensation Account; or;

      ______ Fifteen (15) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferred Compensation Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferred Compensation Account.

If a distribution election is not made herein, then the benefit shall be paid in ten (10) annual installments as set forth herein.

SECTION IV. - AUTHORIZATION

I authorize the Bank to effect the elections specified on this Deferral, Investment, and Distribution Election form. Any modification or revocation of this Distribution Election as elected by the participant in the signed written statement must be in writing, at least twelve (12) months prior to the date of the first scheduled payment and shall not be effective earlier than twelve (12) months after the modification is made. Additionally, such modification shall extend the deferral period for a period of at least five (5) additional years from the date the distribution was scheduled to begin. I understand that my elections will remain in effect until I submit a change according to the provisions of the Plan. Any modification to accelerate the distribution is prohibited.

___________________________________________         _________________
Participant                                         Date

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